UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 15, 2004

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2004-C Owner Trust
(Exact name of registrant as specified in its charter)

Delaware	333-87970-07	51-6550726
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8583

Item 5. Other Events.

On December 15, 2004, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of September 16, 2004 (the "Agreement"), among Nissan Auto Receivables 2004-C Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2004-C Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Servicer's Certificate for the month of November 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2004-C OWNER TRUST
By:	Nissan Auto Receivables Corporation II

By:	____/s/___Joji Tagawa_________________
	Name: Title:	Joji Tagawa Treasurer

December 23, 2004

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Servicer's Certificate for the month of November 2004	5

Exhibit 20.1

Nissan Auto Receivables 2004-C

Servicer's Certificate

For the month of November 2004

NAR 2004-C
Collection Period	Nov-04			30/360 Days	30
Distribution Date	15-Dec-04			Actual/360 Days	30

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,231,808,868.66	1,143,524,093.52	1,099,971,107.59	0.892972
Total Securities		1,231,808,868.66	1,143,524,093.52	1,099,971,107.59	0.892972
Class A-1 Notes	1.93000%	351,000,000.00	262,715,224.86	219,162,238.93	0.624394
Class A-2 Notes	2.43000%	314,000,000.00	314,000,000.00	314,000,000.00	1.000000
Class A-3 Notes	2.85000%	187,000,000.00	187,000,000.00	187,000,000.00	1.000000
Class A-4 Notes	2.14000%	318,220,000.00	318,220,000.00	318,220,000.00	1.000000
Certificates	0.00000%	61,588,868.66	61,588,868.66	61,588,868.66	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	43,552,985.93	422,533.65	124.0825810	1.2037996
Class A-2 Notes	0.00	635,850.00	-	2.0250000
Class A-3 Notes	0.00	444,125.00	-	2.3750000
Class A-4 Notes	0.00	567,492.33	-	1.7833333
Certificates	0.00	0.00	-	-
Total Securities	43,552,985.93	2,070,000.98	0.0000000

I. COLLECTIONS

Interest:
Interest Collections				3,480,298.21
Repurchased Loan Proceeds Related to Interest				0.00
Total Interest Collections				3,480,298.21

Principal:
Principal Collections				43,054,457.57
Repurchased Loan Proceeds Related to Principal				0.00
Total Principal Collections				43,054,457.57

Recoveries of Defaulted Receivables				129,010.69
Investment Earnings on Yield Supplement Account				54,561.62
Release from the Yield Supplement Account				1,631,813.93
Servicer Advances				6,214.61

Total Collections				48,356,356.63

II. COLLATERAL POOL BALANCE DATA
			Number	Amount
Pool Balance - Beginning of Period			85,319	1,143,524,093.52
Total Principal Collections				43,054,457.57
Principal Amount of Gross Losses				498,528.36
			83,841	1,099,971,107.59

III. DISTRIBUTIONS

Total Collections				48,356,356.63
Reserve Account Draw				0.00
Total Available for Distribution				48,356,356.63

1. Reimbursement of Advance				145,471.57

2. Servicing Fee:
Servicing Fee Due				952,936.74
Servicing Fee Paid				952,936.74
Servicing Fee Shortfall				0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall				0.00
Class A-1 Notes Interest on Interest Carryover Shortfall				0.00
Class A-1 Notes Monthly Interest Distributable Amount				422,533.65

Class A-1 Notes Monthly Interest Paid				422,533.65
Change in Class A-1 Notes Interest Carryover Shortfall				0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall				0.00
Class A-2 Notes Interest on Interest Carryover Shortfall				0.00
Class A-2 Notes Monthly Interest Distributable Amount				635,850.00

Class A-2 Notes Monthly Interest Paid				635,850.00
Change in Class A-2 Notes Interest Carryover Shortfall				0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall				0.00
Class A-3 Notes Interest on Interest Carryover Shortfall				0.00
Class A-3 Notes Monthly Interest Distributable Amount				444,125.00

Class A-3 Notes Monthly Interest Paid				444,125.00
Change in Class A-3 Notes Interest Carryover Shortfall				0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall				0.00
Class A-4 Notes Interest on Interest Carryover Shortfall				0.00
Class A-4 Notes Monthly Interest Distributable Amount				567,492.33

Class A-4 Notes Monthly Interest Paid				567,492.33
Change in Class A-4 Notes Interest Carryover Shortfall				0.00

Total Note Monthly Interest
Total Note Monthly Interest Due				2,070,000.98
Total Note Monthly Interest Paid				2,070,000.98
Total Note Interest Carryover Shortfall				0.00
Change in Total Note Interest Carryover Shortfall				0.00

Total Available for Principal Distribution				45,187,947.34

4. Total Monthly Principal Paid on the Notes				43,552,985.93

Total Noteholders' Principal Carryover Shortfall				0.00
Total Noteholders' Principal Distributable Amount				43,552,985.93
Change in Total Noteholders' Principal Carryover Shortfall				0.00

5. Total Monthly Principal Paid on the Certificates				0.00

Total Certificateholders' Principal Carryover Shortfall				0.00
Total Certificateholders' Principal Distributable Amount				0.00
Change in Total Certificateholders' Principal Carryover Shortfall				0.00

Remaining Available Collections				1,634,961.41
Deposit from Remaining Available Collections to fund Reserve Account				0.00
Remaining Available Collections Released to Seller				1,634,961.41

IV. YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance				36,836,207.65
Release to Collection Account				1,631,813.93
Ending Yield Supplement Account Balance				35,204,393.72

V. RESERVE ACCOUNT

Initial Reserve Account Amount				6,159,044.34
Required Reserve Account Amount				6,159,044.34
Beginning Reserve Account Balance				6,159,044.34
Ending Reserve Account Balance				6,159,044.34

Reserve Account Triggers			Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage			2.00%	0.00	Pass
Average Three Period Charge Off Rate			2.75%	0.00	Pass

Required Reserve Account Amount for Next Period				6,159,044.34

VI. POOL STATISTICS

Weighted Average Coupon				3.56%
Weighted Average Remaining Maturity				46.42

Principal Recoveries of Defaulted Receivables				129,010.69
Principal on Defaulted Receivables				498,528.36
Pool Balance at Beginning of Collection Period				1,143,524,093.52
Net Loss Ratio				0.39%

Net Loss Ratio for Second Preceding Collection Period				0.00%
Net Loss Ratio for Preceding Collection Period				0.32%
Net Loss Ratio for Current Collection Period				0.39%
Average Net Loss Ratio				0.24%

Cumulative Net Losses for all Periods				687,336.07

Delinquent Receivables:			Amount	Number
31-60 Days Delinquent			6,571,644.21	414
61-90 Days Delinquent			1,687,207.34	100
91-120 Days Delinquent			154,850.60	12
Total Delinquent Receivables:			8,413,702.15	526
60+ Days Delinquencies as Percentage of Receivables			0.17%	0.13%

Delinquency Ratio for Second Preceding Collection Period				0.00%
Delinquency Ratio for Preceding Collection Period				0.06%
Delinquency Ratio for Current Collection Period				0.13%
Average Delinquency Ratio				0.06%